UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2005

INDUSTRIAL DISTRIBUTION GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-13195	58-2299339
(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

950 East Paces Ferry Road Suite 1575 Atlanta, GA 30326
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (404) 949-2100

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2005, Industrial Distribution Group, Inc., issued a press release reporting the sale of substantially all of the assets of a wholly owned subsidiary, Cardinal Machinery, Inc. (the “Cardinal Sale”), that had operated as a small business unit. The operations of that business unit and its disposition were not material to the Registrant, and the Cardinal Sale otherwise does require reporting under Item 2.01. This report is furnished in order to include the press release as an Exhibit to the Registrant’s filings with the Commission.

Item 9.01 Exhibits.

(c)          Exhibits.

99.1          Press Release dated September 16, 2005 issued by Industrial Distribution Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005
/s/ Jack P. Healey
Jack P. Healey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Industrial Distribution Group, Inc., dated September 16, 2005, reporting the sale of substantially all of the assets of Cardinal Machinery, Inc.